Exhibit 10.1.61

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

PAGE OF PAGES
1 | 4
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		PROJECT NO. (If applicable)
P00053		See Block 16C	See Schedule
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐ is extended     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT  TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER  If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment , and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase;	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE  NUMBERED  CONTRACT/ORDER  IS MODIFIED TO REFLECT THE ADMINISTRATIVE  CHANGES (such as changes in paying  office, appropriation  date, etc.)   SET FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY  OF FAR43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	Incremental Funding IAW Paragraph B.10 and B.16
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Tax ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to provide funding in the amount of [**Redacted**] under contract line item (CLIN) 0701, Service Level Agreement for Pixel & Imagery Acquisition/ Operations (Baseline Collection Capacity). The total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].

CLIN 0701 Service Level Agreement is incrementally funded through 23-February-2018.

The total value of  the  Contract  remains  unchanged.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 1OA, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16.C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00053	PAGE	OF
		2	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding, (change pages 22 and 23 are attached hereto) :

a. Under CLIN Series 0700, Contract Year  8:

(1)   Under CLIN 0701, the Obligated

Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**]from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

(2)   Under Subtotal Contract Year 8, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

c. Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

2.  Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the

[**Redacted**] obligation under CLIN 0701 informational Sub-CLIN 070105 and Sub-CLIN 070106. Change page 34b is attached hereto. Delivery: 08/31/2018

Discount Terms:

Net 30

Delivery Location Code: [**Redacted**]

See Statement of Work

Payment:

[**Redacted**]

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00053	PAGE	OF
		3	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
FOB: Destination Period of Performance: 09/01/2013 to 08/31/2018 Change Item 0701 to read as follows(amount shown is the obligated amount) :
0701

Commercial Satellite Imagery - Service Level

Agreement For Pixel & Imagery Acquisition/Operations  (Baseline Collection Capacity). $300,000,000.00 per year CLIN VALUE: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 08/31/2018

Change Item 070105 to read as follows(amount

shown is the obligated amount):

[**Redacted**]
070105

Commercial Satellite Imagery - SLA Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS

[**Redacted**]

[**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2017 to 08/31/2018

Change Item 070106 to read as follows(amount

shown is the obligated amount) :

[**Redacted**]
070106

Commercial Satellite Imagery - SLA Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: [**Redacted**]

[**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00053	PAGE	OF
		4	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Accounting Info: [**Redacted**] Funded: [**Redacted**] Period of Performance: 09/01/2017 to 08/31/2018

G-1 Accounting and Appropriation Data

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

Total:

Amount [**Redacted**] [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00053

UNCLASSIFIED//FOR OFFICIAL USE ONLY

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
0509	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0608	[**Redacted**]	[**Redacted**]	[**Redacted**]
0609	[**Redacted**]	[**Redacted**]	[**Redacted**]
0610	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0700
0701	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0708	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0800
0801	$ 300,000,000.00	[**Redacted**]	[**Redacted**]

Contract Page 22 of 64

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HM0210-13-C-N002-P00053

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0900
0901	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]
Total Contract Value with Options	$ 2,588,780,000.00	[**Redacted**]	[**Redacted**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901- COMMERCIAL SATELLITE IMAGERY- SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor's satellite constellation is defined in Contract Attachment  1, EnhancedView Imagery Acquisition Statement of Work (Appendix B for the SLA or Appendix K for the SAA), and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10

Contract Page 23 of 64
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HM0210-13-C-N002-P00053

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

Contract Page 34b of 64
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